Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Fourth Quarter & Full Year 2023 Financial Results and Business Update February 26 , 2024 © 2024 Theravance Biopharma. All rights reserved.

Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Ref orm Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Re form Act of 1995. Examples of such statements include statements relating to: the Company’s expectations regarding its future profitability, ex pen ses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, future royalty payments, the ability to provide value to shareholders, the Compan y’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its pa rtner against certain generic companies in federal district courts; contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectati ons around the use of OHSA scores as endpoints for clinical trials. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to: factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitabi lit y, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parti es to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture a nd commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the abilit y o f the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions. Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on November 9, 2023, and other periodic repo rts filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results. No forward - looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward - look ing statements. Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law. Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this press release. Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net profit (loss) from continuing operations provide meaningful information to assist investors in assessing prospects for future perfor man ce and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash po sit ion. Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net loss from continuing operations, are not standardized, it may not be possible to compare these me asures with other companies' non - GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets. Please see the appendix attached to this presentation for a reconciliation of non - GAAP net profit (loss) from continuing operati ons to its corresponding measure, net profit (loss) from continuing operations. A reconciliation of non - GAAP net profit (loss) from continuing operations to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future. 2

Introduction Rick Winningham Chief Executive Officer Ampreloxetine Overview Rick Winningham Chief Executive Officer Áine Miller Senior Vice President, Development YUPELRI ® Update Rhonda Farnum Senior Vice President, Chief Business Officer Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer Closing Remarks Rick Winningham Chief Executive Officer Agenda 3

2023 YearEnd Highlights41. In the US,Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance2Non GAAP net profit (loss) from continuing operations consists of GAAP net income (loss) before taxes less share based compens ation expense and non cash interest expense. See the section titled "NonGAAP Financial Measures" on Slide 2 for more information.3. As of the first week ofJanuary, 2024.Corporate?GAAP Net Lossof $8.5M in Q4?NonGAAP Profitability of$1.4M achieved in Q4 2?Completed $325M capital returnprogram 3?Added 3 new directorsandincreased shareholderrepresentation?Initiated P3 CYPRESS Study inQ1'23; remain on track to enrollthe last patient in the open labelportion by H2'24?GrantedFDA Orphan DrugDesignationAmpreloxetine?Increased YUPELRI net sales by9% Y/Y, to $221M , driving productlevel margin expansion 1?Grew 2023 hospital volumes 46%Y/Y, contributing meaningfully tooverall net sales growth

2024 Strategic Objectives 5 1 . Non - GAAP net profit (loss) from continuing operations is expected to consist of GAAP net income (loss) before taxes less share - based compensation expense and non - cash interest expense. See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. 2. Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. The first payment, of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global n et sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billion. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma re ceives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 billion. 3. Source: GSK - reported Net Sales in USD. Corporate ‣ Non - GAAP 1 Loss in 1H’24 and Approach Non - GAAP Breakeven in 2H’24: – Limited cash burn expected FY’24 ‣ TRELEGY 2024 Milestones: 2 – $25M for ~$2.9B in Net Sales – $50M for ~$3.2B in Net Sales (FY’23 TRELEGY sales reached $2.739B, +28% Y/Y growth) 3 ‣ Enroll last patient in the open label portion of CYPRESS in H2’24 ‣ Advance regulatory and early commercial preparedness throughout ’24 ‣ Investor event to be held in Q2’24 Ampreloxetine ‣ Grow YUPELRI Net Sales and continue to improve product - level profitability ‣ Continue robust hospital sales growth and gain market share in the hospital LA - Neb segment ‣ China filing mid - 2024 , leading to potential $7.5M milestone upon approval

6 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). 2 . As of December 31, 2023 . 3 . As of December 31, 2023, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 4. As of December 31, 2023 , Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris ’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with fu tu re potential combination products; refer to our SEC filings for further information. 5 . Refer to our SEC filings for further information. ODD, Orphan Drug Designation. Theravance Today: Focused on Value Creation • U.S. YUPELRI Co - Promote 1 : 2023 Net Sales of $221M, up 9% Y/Y • Brand profitable, with expanding profit margins • Ampreloxetine : wholly - owned Phase 3 rare neuro asset with ODD; top line data expected 2025 • $102M cash and no debt 2 • Potential milestones and royalties: • TRELEGY: Up to $200M in sales milestones through 2026; royalties returning in 2029 • YUPELRI: • U.S. Monotherapy: Up to $150M in sales milestones 3 ; first $25M for $250M of net sales in any calendar year • China Monotherapy: Up to $45M in development and sales milestones, 14 - 20% tiered royalties 4 • OUS (ex - China): Low double - digit to mid - teens royalties 5 Growing YUPELRI ® , Maximizing Ampreloxetine, Maintaining Financial Strength 1 2 3 4

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension (nOH) in multiple system atrophy (MSA) patients

Ampreloxetine Value Proposition 8 1. “Estimating the prevalence and incidence of multiple system atrophy in the USA: Insights from a national claims database” , Parkinsonism and Related Disorders 11/4/2023; UC San Diego Dept. of Neurosciences (25K - 75K): https://neurosciences.ucsd.edu/centers - programs/movement - disorders/community/disease - overview/msa.html ; Thelansis nOH Market Report 2023 ; Internal claims analyses (IQVIA, Veeva, Real Chemistry). 2. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70% - 90%);14:1179546820953415; Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. Thelansis nOH Market Report 2023; TBPH Internal Analysis. 4. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. • Significant Commercial Potential: • ~40K MSA Patients with Symptomatic nOH in the US 1,2 • ~ 5x the Addressable Population with the inclusion of Europe, Japan and China 3 • Wholly - Owned by Theravance with Potential to Partner OUS • Granted IP protection to 2037 in the US • Orphan Drug Designation Received • Highly Differentiated Efficacy and Safety , Addressing Key Unmet Needs 4 • High Probability of Success

MSA Prevalence in the United States: ~50K PatientsRecent Data C onfirm S ignificant P opulation with Unmet N eeds1. Fanciulli A,Wenning GK. N Eng J Med 2015:372:249 63. 2. "Estimating the prevalence and incidence of multiple system atrophy in the USA: Insights from a national claims database", Parkinsonism and Related Disorders 11/4/3. UC San Diego Dept. of Neurosciences (25K75K): https://neurosciences.ucsd.edu/centers programs/movement disorders/community/disease overview/msa.html ; Thelansis nOH Market Report 2023 ; Internal claims analyses(IQVIA, Veeva, Real Chemistry). 4. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70% 90%);14:1179546820953415. 5. Delveinsight MSA Market Forecast (2023); Sy mptoms associated with orthostatic hypotension in pureautonomic failure and multiple systems atrophy, CJ Mathias (1999).MSA, multiple system atrophy;nOH , neurogenic orthostatic hypotension.~14KMSA Patients:Outdated ViewMSA Patients:RealWorldData~50KOutdated estimates of MSAprevalence rely on limited reviewsof health care practice data ordoor to door surveys 1,2UCSD Dept. of Neurosciences estimates 50KMSA patients 1 ; multiple U.S. claims analysessupport this approximation 2,3MSA Patientsw/ nOH~40KAmpreloxetine'saddressablep opulation : ~80% of MSApatients with symptomatic nOH 4,59

10 1. Thelansis nOH Market Report 2023; TBPH Internal Analysis. nOH graphics reflect the mid - point of the provided ranges. 2. Prevalence estimate for Germany, France, UK, Italy and Spain. MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension. Ampreloxetine Ex - U.S. Opportunity Significant Unmet Needs in Leading Therapeutics Markets Prevalence in Europe 1,2 ~65,000 ~53 ,000 MSA Patients MSA Patients w/ nOH 45 - 60K MSA Patients with nOH Prevalence in China & Japan 1 ~ 150,000 ~98 ,000 MSA Patients MSA Patients w/ nOH 90 - 105K MSA Patients with nOH

High Unmet Need in Symptomatic nOH in MSAMany Patients Suffer Debilitating Symptoms Without Adequate Therapy1. The Neurological Alliance, 2021/2022.2. Merola A, et al., Mov Disord 2018.3. Claassen DO, et al., BMC Neurol 2018.ME/CFS, myalgic encephalomyelitis/chronic fatigue syndrome; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PSP, progressive supranuclear palsy. 11Impact of MSA? MSA is an uncurable,progressive, neurologicaldisorder impactingautonomic functioning,movement, speech andbalance? Among neurologicaldisorders, MSA ranks ashaving the second mostsevere impact on qualityof life1Impact of NeurologicalConditions on Quality of Life1Rank Condition1 ME/CFS2 MSA3 PSP 12 Huntington's Disease13 Traumatic Brain Injury 34 Parkinson's Disease35 EncephalitisBurden of nOH on Patients87%42%87% of nOHpatients report areduced ability toperform activities2,342% claim nOHhas robbedthem of theirindependence2,3

Droxidopa Ampreloxetine Indication Symptomatic nOH in PD, PAF and MSA patients Symptomatic nOH in MSA patients [intended indication] Efficacy Durability OHSA#1(dizziness, lightheadedness only) Clinical effectiveness >2 weeks not established OHSA Composite (all six symptoms) Clinically meaningful and durable responses >20 weeks Dosing 3 times per day , titration to effect Once - daily Safety Black box warning for supine hypertension No signal for supine hypertension Opportunity Low market penetration in MSA 2 Expected improved adherence and adoption Orphan pricing potential Ampreloxetine Offers Unique Hope Potential Significant Advantages Over Current Options Without a Direct Comparator 12 1. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 2. IQVIA Patient - Level Claims, 2019. 3. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PAF, pure autonomic failure; PD, Parkinson’s disease. Droxidopa 1 Ampreloxetine 3 A safe, convenient treatment option with broad and durable effects is needed

Phase 3 CYPRESS Study Update Maximizing the Probability of Clinical and Regulatory Success 13 1. Kaufmann H. (2023, November 15 - 18). Evaluating clinically meaningful changes in the Orthostatic Hypotension Symptom Assessmen t domain of the Orthostatic Hypotension Questionnaire. [Poster presentation]. KOL, key opinion leader; LatAm , Latin America; MSA, multiple system atrophy; NA; North America; nOH , neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment. Program Alignment Derisks Regulatory Path CYPRESS Study Management • Careful site selection • Informed by Study 0169/170 experience, internal data analytics • Includes leading KOLs and many of the same sites from Studies 0169 and 0170 • To - date enrollment metrics consistent with expectations and Study 170 • Patient - centered design • Infrastructure in place to support remote visits • High standards for training and conduct • Sites actively recruiting in NA, Europe, LatAm • Aligned with FDA on CYPRESS design, and OHSA composite as primary endpoint • FDA - supported, Anchor - Based Analysis included to establish clinically meaningful thresholds for patient - reported outcomes measures • ~1 point change in OHSA Composite identified as clinically meaningful 1 • NDA authoring underway • CMC, non - clinical pharmacology/toxicology, and clinical pharmacology programs complete • Successful CYPRESS study fulfills requirement for a full approval 1 3 2 1 2 3 4 4

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share)

YUPELRI ® Continued Net Sales Growth 15 In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). $9.1 $16.5 $29.6 $36.8 $30.3 $37.0 $38.7 $36.9 $41.8 $39.4 $43.8 $43.7 $49.1 $53.4 $55.7 $47.0 $55.0 $58.3 $60.6 0 10 20 30 40 50 60 70 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Total YUPELRI Net Sales ($M) Net sales increased 9% Q4’23 vs. Q4’22

Theravance Hospital Execution Drives Value 16 1. Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 12/31/2023. Preliminary data subject to revision upon receipt o f final data. 10K 19K 30K 54K 34K 47K 54K 56K 70K 78K 93K 98K 108K 113K 138K 160K 156K 160K 189K 0K 20K 40K 60K 80K 100K 120K 140K 160K 180K 200K Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 YUPELRI Hospital Doses Hospital sales (doses) increased 37% Q4’23 vs. Q4’22 1

YUPELRI ® Market Share Gains Continue 17 1. Joint VTRS/TBPH Market Research (Aug’23). * Hospital LA - NEB Market Share - IQVIA DDD through Dec’23. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Nov’23. 7.8% 8.7% 9.5% 10.8% 11.3% 11.7% 13.3% 12.5% 14.9% 15.1% 16.0% 16.6% 0% 5% 10% 15% 20% 25% 30% 35% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Hospital LA - NEB Market Share* YUPELRI Hospital LA-NEB Market Share Patients continue treatment in the community setting which is inclusive of both the retail and DME channels 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 28.0% 29.2% 30.5% 31.0% 0% 5% 10% 15% 20% 25% 30% 35% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Community LA - NEB Market Share † YUPELRI Community LA-NEB Market Share Most patients who receive YUPELRI in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share

188%-5%12%5%6% -2%9%5% 3% 0%7%6%30,00050,00070,000Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23Total Community TRx10% -1%13%10%7% -2%10%5% 4%7%8%9%10,00020,00030,000Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23o'Total Community' includesRetail + DMEo~3month lag due to Med BFFS adjudication at DMEsRetail Only TRxo'Retail Only' includes retail,mail and long term careoData reported closer to "realtime" with less of lagoFaster growth in recentquarters, now accounts for 40% of 'Total Community'Q/Q GrowthSources: Total Community:Retail + DME / Med B FFS through Nov'23 | Retail Only: Symphony Health METYS Prescription Dashboard through Dec'23.DME, durable medical equipment;TRx , totalYUPELRI Total Community Retail TRx Track DirectionallyReal time Retail Data Serve as Proxy to Lagged Total Community Volume Trends

19 Source: Symphony Health METYS Prescription Dashboard through Dec’23. TRx , Total Prescriptions. 7% - 2% 10% 5% 4% 7% 8% 9% 7% K 5 K 10 K 15 K 20 K 25 K 30 K 35 K Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 YUPELRI Retail TRx YUPELRI Retail TRx YUPELRI Retail TRx YUPELRI ® Retail Trends Retail TRx Continue to Reach New Quarterly Highs Q /Q Growth 9% 0% 11% 5% 12% 23% 6% - 4% 7% K 1 K 2 K 3 K 4 K 5 K Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx

YUPELRI ® Value Proposition 20 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). 2. As of December 31, 2023, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 3. As of December 31, 2023, Theravance Biopharma is eligible to rec eive potential development and sales milestones totaling $52.5 million related to Viatris ’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with fu tu re potential combination products; refer to our SEC filings for further information . 4. Refer to our SEC filings for further information. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic agent . • Only Once - Daily Nebulized LAMA COPD Maintenance Medicine • Significant Commercial Opportunity Going Forward: • U.S. YUPELRI Co - Promote 1 : 2023 sales of $221M (+9% Y/Y) • Brand profitable, with expanding profit margins • Significant potential milestones and royalties: • U.S. Monotherapy: Up to $150M in sales milestones 2 ; first $25M for $250M of net sales in any calendar year • China Monotherapy: Up to $45M in development and sales milestones; 14 - 20% tiered royalties 3 • OUS (ex - China): Low double - digit to mid - teens royalties 4 • IP protection granted to 2039 in the US

Financial Update

22 1. Amounts include share - based compensation. 2. Non - GAAP net profit/loss from continuing operations consists of GAAP net loss before taxes excluding share - based compensation expense and non - cash interest expense; see reconciliation on Slide 23 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. Fourth Quarter 2023 Financials (Unaudited) ($, in thousands) Revenue: Viatris collaboration agreement $ 17,360 $ 14,613 $ 57,201 $ 48,624 Viatris royalties (Non-US) 7 30 7 30 Collaboration revenue 198 6 216 192 Licensing revenue - - - 2,500 Total revenue 17,565 14,649 57,424 51,346 Costs and expenses: Research and development (1) 8,314 15,347 40,621 63,392 Selling, general and administrative (1) 15,492 16,734 70,095 67,073 Restructuring and related expenses (1) - - 2,743 12,838 Total costs and expenses 23,806 32,081 113,459 143,303 Loss from continuing operations (before tax and other income & expense) $ (6,241) $ (17,432) $ (56,035) $ (91,957) Income from discontinued operations (before tax) - - - 1,143,930 Share-based compensation expense: Research and development 1,747 2,825 8,048 12,888 Selling, general and administrative 4,078 4,123 16,966 19,848 Restructuring and related expenses - - 357 6,998 Total share-based compensation expense 5,825 6,948 25,371 39,734 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 6,567 12,522 32,573 50,504 SG&A operating expense (excl. share-based comp and restructuring exp.) 11,414 12,611 53,129 47,225 Total operating expenses excl. share-based compensation and one-time expenses $ 17,981 $ 25,133 $ 85,702 $ 97,729 Non-GAAP net income (loss) from continuing operations (2) $ 1,431 $ (6,762) $ (21,548) $ (52,107) Three Months Ended December 31, 2023 2022 (Unaudited) Year Ended December 31, 2023 2022 (Unaudited)

Fourth Quarter 2023 Financials (Unaudited) (Cont’d) 23 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss from Continuing Operations $ (8,511) $ (14,258) $ (55,193) $ (92,824) Adjustments: Share-based compensation expense 5,825 6,948 25,371 39,734 Non-cash interest expense 623 551 2,350 974 Income tax expense (benefit) 3,494 (3) 5,924 9 Non-GAAP Net Income (Loss) from Continuing Operations $ 1,431 $ (6,762) $ (21,548) $ (52,107) Non-GAAP Net Income (Loss) per Share from Continuing Operations Net income (loss) - basic and diluted $ 0.03 $ (0.10) $ (0.39) $ (0.71) Shares used to compute per share calculations - basic and diluted 49,415 67,395 55,303 73,591 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Income (Loss) from Continuing Operations (In thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 (Unaudited)

Q4 2023 Financial Highlights Significant Capital Returns from a Position of Strength 24 1. Non - GAAP net profit (loss) from continuing operations consists of GAAP net income (loss) before taxes less share - based compen sation expense and non - cash interest expense; see reconciliation on Slide 23 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Metric Q4 ‘23 (M) Q4 ‘22 (M) Note VIATRIS Collaboration Revenue $17.4 $14.6 • All - time high representing 19% YoY growth SG&A and R&D Expense, ex - SBC $18.0 $25.1 Share - Based Compensation $5.8 $6.9 GAAP Net Loss from Continuing Operations ($8.5) ($14.3) • Q4’23 impacted by non - cash income tax expense Non - GAAP Net Income (Loss) from Continuing Operations 1 $1.4 ($6.8) Cash and Cash Equivalents 2 (as of quarter - end) $102.4 $327.5 • $30.2M of share buybacks in Q4’23 Debt (as of quarter - end) $0.0 $0.0 • All long - term debt retired in Q3’22 Shares Outstanding (as of quarter - end) 48.1 65.2 • ~3.0M shares repurchased in Q4’23

Net Sales: Q4'23 of $737M, +35% YoY; FY'23 of $2,739M, +28% YoY2OuterYear Royalties 3 return in 2029:?ExUS royalties return Jul. 1, 2029?US royalties return after Jan. 1,2031?Calculated on global net sales of eligible territories?Share of royalties received equivalent to an upwardlytiered rate of 5.5 8.5% 4?Paid directly toTheravanc e from Roy alty PharmaTRELEGY ELLIPTA Milestones and RoyaltiesGSK's TRELEGY ELLIPTA (FF/UMEC/VI): First and Only Once Daily Single Inhaler Triple Therapy251.If both milestones are achievedin a given year , Theravance Biopharma will only earn the higher milestone.2.Source:GSK reported Net Sales in USD.3.U.S. royalties expected to end late 2032; exU.S. royalties expected to end mid 2030s and are country specific.4.Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories;Theravance receives 85% of royalties owed.FF,Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol.MilestonesRoyalties$200Min potential sales based milestones 1 from 2024 to 2026:GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTAYearRoyalty Threshold2 Global Net SalesEquivalentMilestone toTheravance20241$240M$2,863M$25M$275M$3,213M$50M20251$260M$3,063M$25M$295M$3,413M$50M20261$270M$3,163M$50M$305M$3,513M$100M

2024 Financial Guidance 26 1. Non - GAAP net profit (loss) from continuing operations is expected to consist of GAAP net income (loss) before taxes less shar e - based compensation expense and non - cash interest expense; the section titled “Non - GAAP Financial Measures” on Slide 2 for more information. 2. The Company previously re cognized a portion ($46.9M) of the total potential $250M milestones at the time of sale in July 2022; as a result, the Company will not recognize any additional milestone incom e u ntil the cumulative milestone payments exceed the $46.9M previously recognized. 3. 2024 Estimates assume mid - point of Guidance. 32.6 33.0 53.1 50.0 25.4 20.0 2.4 113.5 103.0 -$10 $10 $30 $50 $70 $90 $110 $130 $150 2023A 2024E R&D SG&A Share-Based Comp Severance & Restructuring Operating Expenses ($M) 2024 OPEX Guidance : • R&D (excluding share - based comp): $30M - $36M • SG&A (excluding share - based comp): $45M - $55M: • Includes G&A Y/Y reduction of ~20% • Share - Based Compensation: $18M - $22M, ~20% Y/Y decrease 2024 Non - GAAP Profitability / Loss Guidance 1 : • Non - GAAP Loss in 1H’24; approach Non - GAAP breakeven in 2H’24 • Limited cash burn expected in FY 2024 • Excludes potential milestones If achieved, TRELEGY milestones recognized as Other Income: • Cash received will be full amount of the milestone(s) • Accounting recognition will less than the full amount due to already recognizing a portion of the milestones at time of sale 2 ; we will recognize: • $0M of Other Income if $25M milestone is achieved • $3M of Other Income if $50M milestone is achieved • For 2024 milestones, expected cash receipt in 1H’25 3

27 Theravance’s Strategic Focus • Grow YUPELRI in the United States; realize value through China expansion: • Drive U.S. hospital growth as part of overall brand maximization strategy • Achieve up to $150M in U.S. monotherapy sales milestones; first $25M for $250M of net sales in any given year • Realize up to $45M in China monotherapy development and sales milestones, 14 - 20% tiered royalties • Successfully develop and commercialize ampreloxetine globally: • Retain U.S. rights, Partner ex - US • Achieve Up to $200M in TRELEGY sales milestones, beginning in 2024, with royalties returning in 2029 • Maintain financial strength Grow YUPELRI ® , Maximize Ampreloxetine, Optimize Financial Returns 1 2 3 4

Rick Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

YUPELRI revefenacin ) Inhalation SolutionYUPELRI inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (ImportantSafety Information (YUPELRIis contraindicated in patients with hypersensitivity to revefenacin or any component of this productYUPELRIshould not be initiated in patients during acutely deteriorating or potentially life threatening episodes of COPD, or for the relief of acute symptoms, i eas rescue therapy for the treatment of acute episodes of bronchospasm Acute symptoms should be treated with an inhaled short acting beta 2 agonistAswith other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life threatening If paradoxical bronchospasm occurs followingdosing with YUPELRI, it should be treated immediately with an inhaled, short acting bronchodilator YUPELRI should be discontinued immediately and alternativetherapy should be institutedYUPELRIshould be used with caution in patients with narrow angle glaucoma Patients should be instructed to immediately consult their healthcare provider ifthey develop any signs and symptoms of acute narrow angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images inassociation with red eyes from conjunctival congestion and corneal edemaWorseningof urinary retention may occur Use with caution in patients with prostatic hyperplasia or bladder neck obstruction and instruct patients to contact ahealthcare provider immediately if symptoms occurImmediatehypersensitivity reactions may occur after administration of YUPELRI If a reaction occurs, YUPELRI should be stopped at once and alternativetreatments consideredThemost common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 in the YUPELRI group, and higher than placebo,included cough, nasopharyngitis, upper respiratory infection, headache and back painCoadministrationof anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommendedYUPELRIis not recommended in patients with any degree of hepatic impairment29OATP, organic anion transporting polypeptide.

About YUPELRI ® ( revefenacin ) Inhalation Solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 30 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist.

Appendix

Appendix I: YUPELRI ®

33Substantial Opportunity for Further YUPELRI GrowthYUPELRI May Be Appropriate for ~2M Maintenance Patients in U.S. 11. Addressable patient population quantifies the number of patients within the intended target profile.2. Estimated community patients on YUPELRI in 2023.Sources:Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS.COPD, chronic obstructive pulmonary disease.Current COPD Patientson Nebulized Maintenance TherapyCOPD Patients Who Could Potentially Benefitfrom Nebulized Maintenance TherapyEstimated Patientson YUPELRI Currently2~65K~200KCurrentLongActing NebPatients~200KPatientsInappropriately UsingShort Acting Nebs forMaintenance Therapy~1.5MPatients on Handheld OnlyMaintenance Regimens that remainsymptomatic with Cognitive /Dexterity Challenges and/orReduced I nspiratory Flow

Appendix II: Ampreloxetine

35 Effective Treatment Requires Intact Peripheral Nerves REFERENCES: Fanciulli A, Wenning GK. Multiple - system atrophy. N Engl J Med. 2015;372(3):249 - 263. Jordan J, Shibao C, Biaggioni I. Multiple system atrophy: using clinical pharmacology to reveal pathophysiology. Clin Auton Res . 2015;25(1):53 - 59. MSA, multiple system atrophy.

36 BL, baseline; CI, confidence interval; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; RWD, r and omized withdrawal. Demonstrated Durable, Clinically - significant Symptom Improvements in MSA Patients 33 34 31 32 64 42 20 20 18 20 0 0 4 0 4 8 12 16 18 20 22 2 4 6 8 0169 4 - week double - blind 0170 6 - week RWD period 0170 16 - week open label period Placebo, n= Ampreloxetine, n= Week OHSA Composite Score Mean (95% CI) BL BL BL Ampreloxetine Placebo

Increased Norepinephrine, Prevented Blood Pressure Drop and Symptoms Worsening in MSA Patients 1, 2 37 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine ad ministration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. BP, blood pressure; DHPG, dyhydroxyphenylglycol; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, standard error of mean. Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e o m e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Mechanism of Action 1 3 min Standing BP Response 2 * * +57% - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 2 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG

Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. Standing SBP measured at 3 min and supine SB P measured at 10 min. Line represents the mean +/ - standard deviation. MSA, multiple system atrophy; SBP, systolic blood pressure; SD, standard deviation. Prevented Worsening of Standing SBP in MSA Patients with No Impact on Supine SBP Placebo Ampreloxetine -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) Supine SBP No Difference + 1.6 + 0.5 • Standing blood pressure improvement of 18.5 mmHg compared to placebo during randomized withdrawal phase • No difference in supine blood pressure relative to placebo -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) - 12.4 + 6.1 Standing SBP Worsening No Signal for Supine Hypertension Observed in Safety Database of Over 800 Patients and Healthy Subjects 38

Appendix III: Corporate

401. 2024 Estimates assume midpoint of Guidance.Progress Against Financial TargetsReduction in Expense B ase C ombined with YUPELRI Net Sales Growth, and No Debt$0$50$100$150$200$250$300$3502021 2022 2023 2024ERD SGAShare-Based Comp Severance RestructuringSignificant Expense Reductions$ millions$ millionsmillions$0$50$100$150$200$2502020 2021 2022 202335% Share Total YUPELRI Net SalesIncreased Net Sales$0$100$200$300$400$500$600$7002020 2023Total Debt$ millionsDebt Free1

Granted Patent Protection Into Late 2030s 41 COPD, Chronic obstructive pulmonary disease ; nOH, neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter 2028 (once PTE awarded) Polymorph 2030 - 2031 Method for the maintenance treatment of COPD patients 2039 Ampreloxetine Composition of Matter 2030 (plus PTE of up to 5 years) Method of Treating nOH 2037

42 Viatris Collaboration Agreement Revenue Theravance Entitled to Share of US profits (65% to Viatris ; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements.” Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance , in addition to the Net Sales generated in the period